Exhibit 99.1


DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
URGENT SERVICES
DIAL 911
SIREN

THE REVOLUTION IS HERE:
AI-Powered Preventative Personal Security

Our Bond - NASDAQ : OBAI

2026-10-20 Webinar: Business Update

Forward-looking Statements Disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption "Item 1A. Risk Factors" in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this presentation, except as required by law.

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Objective:
Review recent business momentum and key corporate developments

Agenda

- **Bond Business Update**
- **Reverse Stock Split of 1-for-20**
- **Q&A**

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BOND BUSINESS UPDATE

A Differentiated Platform Gaining Traction Across Global Markets

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Bond Business Status

1. TAM: $438 B
2. Product/Service works as designed
3. Proven ability to sell to the largest corporations in the world
   - And now also to cities
4. Economics of the business: high margin low CAC
5. Competition: no observed direct competitors
   - Moat: capital, technology, operational excellence, security expertise
6. Growth: major investments made in 2026 and strong indications of growth in corporate and city markets
7. Cash to fund growth: has consistently been available

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THE PERSONAL SECURITY GAP

A $438 Billion Safety, Security, and Peace-Of-Mind Market

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The Problem:
Too Early To Dial 911 when we feel unsafe

- When your employee, Lisa, leaves the office, she is one of 40% of U.S. adults (100M+) who would be afraid to walk alone at night (Gallup).
- Lisa has a 5 minute walk – to her car, to the subway, or home.
- She feels unsafe, but it is too early to dial 911 since Lisa is not in an emergency.
- This is a peace-of mind problem.



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The Problem:
Too Late To Complete A 911 Call

- When Lisa notices that the wrong person is approaching her, he is already 30 feet away.
- That’s 2 seconds for a running man.
- Lisa cannot complete a 911 call in 2 seconds
- According to the Bureau of Justice Statistics, there were more than 560,000 rape or sexual assault victimizations in the U.S. in 2024.
- Victims often cannot complete a 911 call or push a panic button, and pushing a panic button will not get help there in time.



<u>When facing an assailant - It is too late to complete a 911 call</u>

HOW DOES BOND ADDRESS THESE PROBLEMS

Creating a New Paradigm

A solution that is differentiated and proven, handling over 1.25M security service requests and 10,000 emergency & life saving cases

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The Unique Bond Solution



9:41
DASHBOARD
LOCATION SERVICES
Hi Mark,
in Brooklyn, NY VIEW
PREVENTATIVE SERVICES
Ready An Agent
Put agent on standby until I feel safe
Track Me On The Go
Track me until I reach my destination
Send Me A Car
Request a ride to a place where I feel safe
Roadside Assistance
Bond coordinates roadside help for you
Video Monitor Me
Instantly video-monitor me if I'm feeling uneasy
Security Check
Schedule Bond to check on you or loved ones
Telemedicine
Connect to a doctor by phone or video
Bodyguard
Schedule a physical bodyguard for me
SECURITY AGENT
Chat
Call
Video
URGENT SERVICES
DIAL 911
SIREN

Informational Services

Preventative Services

Pay Per Use Services

Urgent Services

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Addressing The Problem:
When You Feel Unsafe But It Is Too Early To Dial 911

1. Lisa clicks the Video Monitor Me button
2. Within 5 seconds, she gets a Bond Personal Security Agent on her screen- a personal security companion
3. We look after Lisa preventatively – before an emergency




PREVENTATIVE SERVICES
Ready An Agent
Put agent on standby until I feel safe
Track Me On The Go
Track me until I reach my destination
LIVE
Video Monitor Me
Instantly video-monitor me if I'm feeling uneasy
Security Check
Schedule Bond to check on you or loved ones
SECURITY AGENT
Chat
Call
Video


P1

With Bond you are never alone

Summary:

In 99% of cases, Lisa is safe thanks to Bond deterrence





Bond has already deterred in hundreds of cases – to date, all successful

Bond is Transforming Personal Safety

Until Bond, numerous attempts fell short of a successful solution that's

1. Effective
2. Affordable
3. Scalable
4. Privacy Preserving

Why Bond Is Difficult to Replicate

- High Barriers to Entry: Significant capital investment, time and operational expertise required.
- Proprietary Technology & Infrastructure: Unique combination of AI-powered technology, 24/7 Command Centers, trained security professionals and real-time intervention capabilities.
- Proven Track Record & Market Validation: More than 1.25 million service requests, over 10,000 emergency interventions and demonstrated ability to secure major corporations and municipalities.
- Scalability & Competitive Advantage: Established infrastructure capable of supporting growing populations and expanding into new markets without proportionate increases in operating costs.

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Business Model

- ✓ Business-to-Business (B2B): contracts with some of the largest corporations
- ✓ Business-to-Government-to-Consumer (B2G2C): contracts with cities offering Bond to residents
- ✓ Business-to-Business-to-Consumer (B2B2C): contracts with large organizations offering Bond to their consumers
- ✓ Direct-to-Consumer (DTC): available for individual purchase

Bond Customers Include

- 1 of 3 largest global Retailers
- 1 of 3 largest global Telecommunications Companies
- 1 of 3 largest global Credit Card Companies
- 1 of 3 largest global Smartphone Companies
- 1 of 3 largest global Media & Entertainment Companies
- 1 of 3 largest global Private Equity Companies
- 1 of 3 largest global Venture Capital Companies
- 1 of 3 largest global Employers
- 1 of 3 largest global Revenue Generating Companies
- 1 of 3 largest global Sports Apparel Companies
- As well as banks, airlines, insurance companies, healthcare companies, hospitals, real estate agencies, cities, universities and more

Reality: Bond customers offer the service to all type of employees:

Commuters, store employees, nurses, lone workers, work from home employees, travelers, executives … and their families

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Third-Party Validation That Drives Customer Adoption

1. Building Customer Confidence: Large corporations and municipalities require assurance that Bond's services will deliver consistent, measurable benefits before committing to broad deployment.
2. Third-Party Validation Accelerates Adoption: Credible third-party research helps demonstrate the economic value of Bond's services, reducing uncertainty and supporting customer purchasing decisions.
3. Turning Prospects into Customers: The EY report provides third-party validation of Bond's value proposition, strengthening sales discussions and helping prospective customers move toward adoption.

EY Research Concludes:

Bond's Preventative Personal Security Services
Generate Positive ROI for Corporations
By Offering Bond as an Employee Benefit to All Employees

Average annual benefit per employee: $181–$280

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Bond Is Positioned For Accelerating Customer Adoption

Proven customer success and third-party validation can help bridge the gap to mainstream market adoption


EARLY MARKET
THE CHASM
MAINSTREAM MARKET
Bond Today
TECH ENTHUSIASTS
VISIONARIES
PRAGMATISTS
CONSERVATIVES
SKEPTICS
INNOVATORS 2.5%
EARLY ADOPTERS 13.5%
EARLY MAJORITY 34%
LATE MAJORITY 34%
LAGGARDS 16%

THE POTENTIAL GROWTH INFLECTION POINT

- Higher Conversion: More prospects become customers
- Faster Sales: Shorter sales cycles
- Larger Contracts: Greater deal sizes and customer expansion
- Scalable Growth: More revenue to reinvest in expansion

Customer References + Third-Party Validation → Faster Adoption → Accelerating Growth

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Recent Business Momentum

- ✓ Municipal (B2G2C): Citywide agreement funding Bond for approximately 270,000 residents (June 2026) and a definitive agreement with the City of Jerusalem covering approximately 10,000 municipal employees (August 2026)
- ✓ Real Estate: Watson Realty Corp. made Bond standard for every agent, companywide (September 2026)
- ✓ Market Demand: At GSX 2026, Bond met visitors from more than 1,000 corporations and government agencies, and more than 50 organizations with 10,000+ employees each expressed interest (September 2026)
- ✓ Q2 2026: Operating expenses down 41% from Q1, approximately $3.3 million of notes exchanged for preferred stock, and $5.2 million in cash at quarter end
- ✓ B2B: Closed deal with S&P 500 Financial Technology company in order to protect all Executives and all at-risk employees

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THE REVERSE STOCK SPLIT

Addressing the misalignment between the value of the company and the price of the stock

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1-for-20 Reverse Stock Split

Management believes Bond's share price does not reflect the Company's underlying value, commercial progress, and growth opportunities

Address the Disconnect Between Share Price and Company Value:

- Management believes there is a significant misalignment between Bond's market valuation and its underlying business fundamentals, customer traction, and growth potential.

Strengthen Bond's Capital Markets Position:

- Reduces the number of outstanding shares and public float.
- Intended to help attract a broader base of long-term and institutional investors.
- Positions the Company for increased engagement with investors who may have minimum share-price requirements.

Address Nasdaq's Minimum Bid Price Requirement:

- Designed to support compliance with Nasdaq's minimum bid-price requirement and maintain the Company's listing.

Split Details:

- Effective at the market open on October 19, 2026, under the existing ticker OBAI (new CUSIP 87338C301).
- Approximately 1.63 million shares outstanding after the split; fractional shares rounded up; no action needed for shares held at a broker.

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SUMMARY

Personal Security For All

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Summary

Strong Fundamentals, Proven Market Validation, and Significant Growth Potential

Massive Market Opportunity:

- Bond addresses a significant global market for preventative personal security, with growing opportunities across corporations, municipalities, educational institutions and individuals.

Differentiated Platform with High Barriers to Entry:

- Bond's integrated AI-powered technology, 24/7 Command Centers and human intervention capabilities provide a scalable, proven security solution that is difficult to replicate.

Proven Commercial Traction & Customer Value:

- Some of the world's largest corporations and municipalities are adopting Bond, with expanding deployments and economic benefits validated by the EY study.

Strong Growth Indicators:

- Growing customer interest, expanding adoption and opportunities within existing accounts support Bond's growth outlook.

Significant Disconnect Between Business Value & Share Price:

- Conducted a 1-for-20 reverse stock split.
- Management believes Bond's current share price does not reflect its underlying business, commercial achievements and growth potential.

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QUESTION & ANSWER SESSION

For any additional questions, please contact InvestorRelations@ourbond.com

THANK YOU!

NASDAQ: OBAI